Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2007

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4546

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    0
	    Class C	      $    0
	    Class Y	      $  780

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $45044

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $  4680
	    Class C	      $ 21053
	    Class Y	      $  5127

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.18

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.00
    	    Class C	      $ 0.00
	    Class Y	      $ 0.27

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 1.77

	2.  Distributions of capital gains (per share)
	    Class B	      $ 1.77
    	    Class C	      $ 1.77
	    Class Y	      $ 1.77

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            26872

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             2758
	    Class C             12495
	    Class Y		3027


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.19

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 21.89
	    Class C           $ 22.97
	    Class Y           $ 25.94


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  957

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  381
	    Class C	      $  289
	    Class Y	      $   17

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.21

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.17
    	    Class C	      $ 0.17
	    Class Y	      $ 0.22

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             4861

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        1862
	    Class C             2633
	    Class Y		  73


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.60

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.58
	    Class C           $ 5.60
	    Class Y           $ 5.64


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $23770

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1132
	    Class C	      $  421
            Class Y           $    4

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.046

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.046
    	    Class C	      $ 0.046
            Class Y           $ 0.046

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      558883

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            24416
	    Class C            12992
            Class Y              154

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1641

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   0
	    Class C	      $   0
	    Class Y	      $  33

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $70755

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 5753
	    Class C	      $ 8956
	    Class Y	      $  848

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.10

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.00
    	    Class C	      $ 0.00
	    Class Y	      $ 0.17

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 4.31

	2.  Distributions of capital gains (per share)
	    Class B	      $ 4.31
    	    Class C	      $ 4.31
	    Class Y	      $ 4.31

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             18182

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 1397
	    Class C              2372
	    Class Y		  213


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 40.71

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 36.03
	    Class C           $ 36.77
	    Class Y           $ 41.57


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 10942

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  565
	    Class C	      $ 1705
	    Class Y	      $ 2113

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $25875

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 2070
	    Class C	      $ 7435
	    Class Y	      $ 4794

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.60

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.34
    	    Class C	      $ 0.35
	    Class Y	      $ 0.68

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 1.33

	2.  Distributions of capital gains (per share)
	    Class B	      $ 1.33
    	    Class C	      $ 1.33
	    Class Y	      $ 1.33

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             20126

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        1581
	    Class C             5979
	    Class Y		3718

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 28.21

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.90
	    Class C           $ 28.34
	    Class Y           $ 28.33


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 7476

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  224
	    Class C	      $  586
	    Class Y	      $ 1215

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $105630

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $  6069
	    Class C	      $ 17279
	    Class Y	      $ 12926

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.58

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.24
    	    Class C	      $ 0.25
	    Class Y	      $ 0.74

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 8.70

	2.  Distributions of capital gains (per share)
	    Class B	      $ 8.70
    	    Class C	      $ 8.70
	    Class Y	      $ 8.70

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             15101

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              821
	    Class C             2403
	    Class Y		1882

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 30.50

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 30.29
	    Class C           $ 30.63
	    Class Y           $ 30.82